Exhibit 10.10



                                     FORM OF

                             RELOAD OPTION AGREEMENT
                             -----------------------


RELOAD OPTION AGREEMENT, dated as of the Grant Date, by and between the Optionee, residing at Address of Optionee and Hexcel Corporation (the "Corporation").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, the Corporation has adopted the Hexcel Corporation Incentive Stock Plan (the "Plan").

WHEREAS, the Executive Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board") has previously granted to the Optionee a Short-Term Option, pursuant to a Short-Term Option Agreement, dated as of [DATE] (the "ShortTerm Option Agreement"), which Short-Term Option provides for, upon the exercise thereof, the grant of a new option, subject to certain terms and conditions.

WHEREAS, the Optionee has exercised the Short-Term Option and is in possession of all or certain of the shares of Common Stock (as defined below) issued to him upon exercise thereof (the "ShortTerm Option Shares") in accordance with its terms and the terms of the Plan.

NOW, THEREFORE, the parties agree as follows:

1.   Notice of Grant; Incorporation of Plan.  Attached hereto as Annex A and
     --------------------------------------
incorporated by reference herein is a Notice of Grant. Unless otherwise provided herein, capitalized terms used herein and set forth in such Notice of Grant shall have the meanings ascribed to them in the Notice of Grant. The Plan is hereby incorporated by reference and made a part of this Reload Option Agreement, and this Reload Option Agreement shall be subject to the terms of the Plan, as the Plan may be amended from time to time, provided that any such amendment of the Plan must be made in accordance with Section X of the Plan.
The Option granted herein constitutes an Award within the meaning of the Plan.

2.   Grant of Option.  Pursuant to the Plan and subject to the terms and
     ---------------
conditions set forth herein and therein, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the Option Shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), which Option is not intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.   Purchase Price.  The purchase price per share of the Option Shares shall be
     --------------
the Purchase Price.

4.   Terms of Option.
     ---------------

     (a)  Expiration Date.  Subject to Section 4(c) and 4(d) below, the Option
          ---------------
     shall expire on, and shall no longer be exercisable following, the tenth anniversary of the Grant Date.

     (b)  Vesting Period; Exercisability.  The Option shall vest and, subject to
          ------------------------------
     Sections 4(c) and 4(d), shall become non-forfeitable (but not exercisable) at the rate of one-third of the Option Shares on each of the first three anniversaries of the Grant Date. The Option shall become exercisable on the fourth anniversary of the Grant Date or, if sooner, as provided in
     Section 4(c) below.

     (c)  Termination of Employment; Change in Control. (i) If the Optionee's
          --------------------------------------------
     employment with the Corporation is terminated for Cause (as defined below), the Option, whether or not then vested, shall be automatically terminated as of the date of such termination of employment. Cause shall mean any (A) willful and continued failure by the Optionee to obey the reasonable in-structions of a person to whom he reports, (B) willful and continued neglect by the Optionee of his duties and obligations as an employee of the Corporation or (C) willful misconduct of the Optionee or other actions in bad faith by the Optionee which are to the detriment of the Corporation including, without limitation, conviction of a felony, embezzlement or misappropriation of funds or conviction of any act of fraud. For purposes of the foregoing, no act or failure to act on the Optionee's part shall be deemed "willful" unless done, or omitted to be done, by the Optionee not in good faith and without the reasonable belief that the Optionee's act, or failure to act, was in the best interest of the Corporation.

     If the Optionee's employment with the Corporation shall terminate other than by reason of disability (within the meaning of the Corporation's then current long-term disability plan), death or Cause, the Option (to the extent then vested) may be exercised at any time within 90 days after such termination (but not beyond the term on the












































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
     Option). The Option, to the extent not then vested, shall immediately expire.

     If the Optionee dies or is disabled (A) while employed by the Corporation or (B) within 90 days after the termination of his employment other than for Cause, the Option (to the extent then vested) may be exercised at any time within 365 days after the Optionee's death or disability (but not beyond the term on the Option). The Option, to the extent not then vested, shall immediately expire.

     (ii) In the event of a Change in Control (as defined below), the Option shall become fully and immediately vested and exercisable. For purposes of this Agreement: (1) the term "Person" shall have the meaning given in
     Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excluding Ciba for so long as Ciba is subject to the restrictions imposed by the Governance Agreement; (2) the term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended; (3) the term "Ciba" shall mean Ciba-Geigy Limited, a Swiss corporation, or such corporation or corporations as are substituted for Ciba-Geigy Limited pursuant to that certain letter agreement dated as of April [ ], 1996 between the Corporation and Ciba-Geigy Limited, together with their respective affiliates and any former affiliates holding Corporation voting securities pursuant to Section 4.01(b) of the Governance Agreement; (4) the term "Beneficial Owner" shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act; (5) the term "Strategic Alliance Agreement" means the Strategic Alliance Agreement among the Corporation, Ciba-Geigy Limited and Ciba Geigy Corporation, dated as of September 29, 1995, as amended and (5) "Governance Agreement" shall have the meaning given in the Strategic Alliance Agreement. For purposes of this Reload Option Agreement, "Change in Control" shall mean any of the following events:

               (A)(i) any Person, is or becomes the Beneficial Owner of 20% or more of either (x) the then outstanding Common Stock of the Corporation (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Corporation (the "Total Voting Power"); excluding, however, the following: (1) any acquisition by the Corporation or any of its affiliates or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained











































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
          by the Corporation or any of its affiliates and (ii) Ciba beneficially owns, in the aggregate, a lesser percentage of the Total Voting Power than such Person beneficially owns; or

               (B) a change in the composition of the Board such that the individuals who, as of the effective date of this Reload Option Agreement, constitute the Board (such individuals shall be hereinafter referred to as the "Incumbent Directors") cease for any reason to con-stitute at least a majority of the Board; provided, however, for
                                                    --------  -------
          purposes of this definition, that any individual who becomes a director subsequent to such effective date, whose election, or nomination for election by the Corporation's stockholders, was made or approved pursuant to the Governance Agreement or by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered a member of the Incumbent Board; but, provided, further,
                                                           --------  -------
          that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be considered a member of the Incumbent Board; or

               (C) the approval by the stockholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding, however, such a Corporate Transaction (i) pursuant to which all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Total Voting Power immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50%, respectively, of the outstanding common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or














































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
          more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the Outstanding Common Stock and Total Voting Power, as the case may be, or (ii) after which no Person beneficially owns a greater percentage of the combined voting power of the then outstanding securities enti-tled to vote generally in the election of directors of such corporation than does Ciba; or

               (D) Ciba shall become the Beneficial Owner of more than 57.5% of the Total Voting Power; or

               (E) the approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     (d)  Automatic Cancellation.  Subject to Section 4(c) above and only while
          ----------------------
     the Optionee is employed by the Corporation, the Option shall be immediately cancelled (automatically and without any action taken by the Corporation) with respect to that number of Option Shares subject to the Option (such number of Option Shares being determined in accordance with the succeeding sentence), effective immediately upon any sale, disposition or purported assignment or transfer of any or all of the Short-Term Option Shares prior to the earlier of the Optionee's termination of employment with the Corporation and the fourth anniversary of the Grant Date (as de-fined in the Short-Term Option Agreement). The number of Option Shares so cancelled shall equal the number of Short-Term Option Shares so sold, disposed of, assigned or transferred prior to the earlier of the Optionee's termination of employment with the Corporation and the fourth anniversary of the Grant Date (as defined in the Short-Term Option Agreement), multiplied by two (2). The Optionee shall promptly notify the Corporation of any such sale, disposition, assignment or transfer.

5.   Adjustment Upon Changes in Capitalization.
     -----------------------------------------

     (a) The aggregate number of Option Shares and the Purchase Price shall be appropriately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure.












































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
     The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent reasonably necessary or desirable to preserve the intended benefits under this Reload Option Agreement in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction involving the Corporation.

     (b) Any adjustment under this Section 5 in the number and the Purchase Price of Option Shares shall apply to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be rounded down to the nearest whole number of shares.

6.   Method of Exercising Option and Withholding.
     -------------------------------------------

     (a) The Option shall be exercised by the delivery by the Optionee to the Corporation at its principal office (or at such other address as may be established by the Committee) of written notice of the number of Option Shares with respect to which the Option is exercised, accompanied by payment in full of the aggregate Purchase Price for such Option Shares. Payment for such Option Shares shall be made (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, or by money transfers or direct account debits to an account designated by the Corporation; (ii) through the delivery of shares of Common Stock with a Fair Market Value equal to the total payment due from the Optionee; (iii) pursuant to a brokerassisted "cashless exercise" program if such a program is established by the Corporation; or (iv) by any combination of the methods described in (i) through (iii) above.

     (b) The Corporation's obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the payment by the Optionee of applicable federal, state and local withholding tax, if any. The Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes required to be withheld with respect to such payment.

7.   Transfer and Investment Representation.
     --------------------------------------

     (a) The Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the Optionee's lifetime only by the












































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
     Optionee. Any attempt to transfer the Option in contravention of this subsection (a) is void ab initio. The Option shall not be subject to
                            ---------
     execution, attachment or other process.

     (b) The Optionee represents that, unless at the time of exercise of the Option the issuance of the Option Shares to the Optionee is registered under the Securities Act of 1933, as amended (the "Securities Act"), any and all Option Shares purchased hereunder shall be acquired for investment only and without a view to the resale or distribution thereof. If the issuance of the Option Shares is not so registered, certificates for the Option Shares shall bear a legend reciting the fact that such Option Shares may only be transferred pursuant to an effective registration statement under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. The Corporation may issue appropriate "stop transfer" instructions with respect to such Option Shares while they are subject to such restrictions.

     (c) The Corporation shall use its best efforts to have the Option Shares listed an each securities exchange on which the Common Stock is listed as promptly as possible. The Corporation shall not be obligated to issue or sell any Option Shares until they have been listed on each securities exchange on which the Common Stock is then listed.

     (d) The Corporation agrees promptly to file with the Securities and Exchange Commission a registration statement on Form S-8 (or an appropriate successor or substitute Registration Form) covering the issuance of the Option Shares pursuant to this Reload Option Agreement, and the Common Stock to be issued upon exercise of this Option, to cause such registration statement to become effective, and to keep such registration statement effective for the period that this Option shall be outstanding and exercisable. In the event the Corporation fails to maintain the effectiveness of the Form S-8 registration statement and/or does not list the Option Shares on an appropriate stock exchange, and as a consequence, the Optionee is unable to sell his Option Shares, the Corporation hereby agrees, subject to compliance with any contractual restrictions applicable to the Corporation, to advance to the Optionee any funds that may be due by the Optionee to pay taxes (federal, state and/or local) that may be incurred in connection with the exercise of the Option. The Optionee agrees to reimburse the Corporation for any funds advanced by the Corporation to the Optionee











































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
     pursuant to the preceding sentence out of the proceeds derived by the Optionee from any sale of said Option Shares.

8.   No Rights in Option Shares.  The Optionee shall have none of the rights of
     --------------------------
a stockholder with respect to the Option Shares unless and until shares of Common Stock are issued upon exercise of the Option.

9.   No Right to Employment.  Nothing contained herein shall be deemed to confer
     ----------------------
upon the Optionee any right to remain as an employee of the Corporation.

10.  Governing Law/Jurisdiction.  This Reload Option Agreement shall be governed
     --------------------------
by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

11.  Resolution of Disputes.  Any disputes arising under or in connection with
     ----------------------
this Reload Option Agreement shall be resolved by binding arbitration before a single arbitrator, to be held in New York in accordance with the commercial rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law. Each party shall bear its or his own expenses incurred in connection with any arbitration; provided, however, the cost of the
                                             --------  -------
arbitration, including without limitation, reasonable attorneys' fees of the Optionee, shall be borne by the Corporation in the event the Optionee is the prevailing party in the arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

12.  Notices.  Any notice required or permitted under this Reload Option
     -------
Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee at the last address specified in Optionee's employment records, or such other address as the Optionee may designate in writing to the Corporation, or to the Corporation, Attention: Corporate Secretary, or such other address as the Corporation may designate in writing to the Optionee.

13.  Failure To Enforce Not a Waiver.  The failure of either party hereto to
     -------------------------------
enforce at any time any provision of this Reload Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.












































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
14.  Counterparts.  This Reload Option Agreement may be executed in two or more
     ------------
counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

15.  Miscellaneous.  This Reload Option Agreement cannot be changed or
     -------------
terminated orally. This Reload Option Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof. This Reload Option Agreement is intended to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and the provisions hereof shall be construed in a manner to so comply.









































































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
                                                                     Annex A
                                                                     -------


                                 NOTICE OF GRANT
                                 ---------------
                               RELOAD STOCK OPTION
                               -------------------
                     HEXCEL CORPORATION INCENTIVE STOCK PLAN
                     ---------------------------------------

     The following employee of Hexcel Corporation, a Delaware corporation ("Hexcel"), has been granted an option to purchase shares of the Common Stock of Hexcel, $.01 par value, in accordance with the terms of this Notice of Grant and the Reload Option Agreement to which this Notice of Grant is attached.

     The following is a summary of the principle terms of the option which has been granted. The terms below shall have the meanings ascribed to them below when used in the Reload Option Agreement.


- -------------------------------------------------------------------------------
 Optionee
- -------------------------------------------------------------------------------
 Address of Optionee
- -------------------------------------------------------------------------------
 Employee Number
- -------------------------------------------------------------------------------
 Employee ID Number
- -------------------------------------------------------------------------------
 Foreign Sub Plan, if applicable
- -------------------------------------------------------------------------------
 Grant Date
- -------------------------------------------------------------------------------
 Purchase Price
- -------------------------------------------------------------------------------
 Aggregate Number of Shares
 Granted (the "Option Shares")
- -------------------------------------------------------------------------------



     IN WITNESS WHEREOF, the parties hereby agree to the terms of this Notice of Grant and the Reload Option Agreement to which this notice of grant is attached and execute this Notice of Grant and Reload Option Agreement as of the Grant Date.



                                   HEXCEL CORPORATION
- --------------------------
Optionee
                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------















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